                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


           PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934


                Date of Report (Date of earliest event reported)


                          July 17, 1998 (July 15, 1998)


                                  ABGENIX, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)



       000-24207                                       94-3248826
Commission File Number                   (I.R.S. Employer Identification Number)



                              7601 Dumbarton Circle
                            Fremont, California 94555
                    (Address of principal executive offices)


                                 (510) 608-6500
              (Registrant's telephone number, including area code)



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                                  ABGENIX, INC.
                                    FORM 8-K
                                  JULY 17, 1998


Item 5.  Other Events

         On July 15, 1998, the Registrant announced that on that date it entered into a Research Collaboration Agreement with Millennium Biotherapeutics, Inc. to develop antibody products for an undisclosed antigen in the field of inflammatory disease.

         The press release and the Research Collaboration Agreement between the Registrant and Millennium Biotherapeutics, Inc. have been filed as exhibits to this Report on Form 8-K.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                         ABGENIX, INC.

Date:  July 17, 1998                     /s/ R. Scott Greer
                                         -------------------------------------
                                         R. Scott Greer
                                         President and Chief Executive Officer


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Item 7.  Financial Statements and Exhibits

          (c)      Exhibits  (in accordance with Item 601 of Regulation S-K)


          +10.1 Research Collaboration Agreement dated July 15, 1998 between Millennium Biotherapeutics, Inc. and the Registrant.

           99.1 Press Release of the Registrant regarding the signing of the Research Collaboration Agreement with Millennium Biotherapeutics, Inc.



+ Confidential treatment requested for portions of this exhibit. Omitted portions have been filed separately with the Commission.


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                                  ABGENIX, INC.

                               Report on Form 8-K
                               dated July 17, 1998



                                INDEX TO EXHIBITS


 EXHIBIT
 NUMBER                                EXHIBIT NAME
--------- ----------------------------------------------------------------------
 +10.1    Research Collaboration Agreement dated July 15, 1998 between
          Millennium Biotherapeutics, Inc. and the Registrant.

  99.1    Press Release of the Registrant regarding the signing of the Research
          Collaboration Agreement with Millennium Biotherapeutics, Inc.

----------
+ Confidential treatment requested for portions of this exhibit. Omitted portions have been filed separately with the Commission.



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